VALIC COMPANY I

Supplement Dated June 30, 2003

to

Prospectus Dated October 1, 2002

Effective the close of business on June 30, 2003, the name of the Opportunities Fund changed to the "Growth Fund." Any and all references to the "Opportunities Fund" are deleted and replaced with "Growth Fund."

With respect to the prospectus, the Fund Fact Sheet for the Opportunities Fund is deleted in its entirety and replaced with the following:

Growth Fund

Fact Sheet

Investment Adviser

VALIC

Investment Sub-Adviser

Putnam Investment Management, LLC

Investment Objective

The Fund seeks capital appreciation through investments in common stocks.

Investment Strategy

The Fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks (those the subadviser believes whose earnings will grow faster than the economy, with a resultant price increase). The Fund invests mainly in midsized and large companies, although it may invest in companies of any size.

The sub-adviser considers, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Although the Fund will invest primarily in U.S. securities, it may invest up to 35% of its total assets in foreign securities of foreign issuers, including up to 10% in securities of issuers in developing (also know as "emerging") markets.

The Fund may also invest in preferred stocks, convertible securities, exchange traded funds (including SPDRs) and debt instruments.

Investment Risk

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Common Stock Risk: Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies the sub adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the sub adviser's assessment of the prospects for a company's earnings growth is wrong, or if their judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the sub adviser had placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing markets with less developed legal and financial systems. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Small and Midsized Companies Risk: These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 1000ü Growth Index. Prior to the close of business on June 30, 2003, the benchmark was the S&P 500ü Index. The change in benchmark was made because the Russell 1000ü Growth Index more closely corresponds with the sub-adviser's investment strategies and the composition of the portfolio.

How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

-30.47
2001

____________________

For the year-to-date through June 30 through June 30, 2002, the Fund's return was -21.82%.

Best quarter: 13.87%, quarter ending December 31, 2001

Worst quarter: -27.18%, quarter ending March 31, 2002

This table compares the Fund's average annual returns to the returns of the Russell 1000ü Growth and the S&P 500ü Indices for the periods shown.
As of December 31, 2001	1 Year	Since Inception (10/1/2000)
The Fund	-30.47%	-38.03%
Russell 1000ü Growth Index	-20.42%	-31.22%
S&P 500ü Index	-11.88%	-15.31%

In the section entitled, "About the Series Company's Management," under the heading "Putnam Investment Management, LLC," the paragraph regarding the day-to-day decisions and management of the Opportunities Fund is deleted in its entirety and replaced with the following:

Day-to-day decisions and management of the Growth Fund's portfolio are made by a team led by Brian O'Toole, Managing Director and Chief Investment Officer. Mr. O'Toole is portfolio leader for Putnam's Voyager and Growth Opportunities Funds and a portfolio member on Putnam's New Opportunities Fund. Mr. O'Toole joined Putnam in 2002. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities of Citigroup Asset Management from 1998-2002. Mr. O'Toole has 16 years of investment experience.